                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                          ___________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                          ___________________________


        Date of Report (Date of earliest event reported): April 26, 1996

                      UNION TEXAS PETROLEUM HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


Delaware                             1-9019                     76-0040040
(State or other                   (Commission               (I.R.S. Employer
 jurisdiction                      File Number)              Identification No.)
 of incorporation)



1330 Post Oak Boulevard, Houston, Texas                            77056
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code  (713) 623-6544
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Item 5.  OTHER EVENTS.

             Press Release. The information set forth in the press release of the registrant dated April 23, 1996, which is filed as an exhibit hereto, is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:


Exhibit
Number           Description
- ------           -----------
99.1             Press release dated April 23, 1996

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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        UNION TEXAS PETROLEUM
                                           HOLDINGS, INC.



                                        By:  /s/ Newton W. Wilson, III
                                           -----------------------------------
                                             Newton W. Wilson, III
                                             General Counsel,
                                             Vice President-Administration
                                               and Secretary

Date: April 26, 1996
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                               INDEX TO EXHIBITS

Exhibit
Number           Description
- ------           -----------
99.1             Press release dated April 23, 1996